UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 City West Blvd., Suite 500 Houston, Texas	77042-2838
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 3, 2007, Omega Protein Corporation (the “Company”) issued a news release reporting the Company’s earnings for the quarter ended June 30, 2007. For additional information regarding the Company’s second quarter 2007 earnings, please refer to the Company’s press release attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events

Effective July 13, 2007, the Company’s headquarters postal address changed to:

Omega Protein Corporation

2105 City West Boulevard

Suite 500

Houston, Texas 77042-2838

The Company’s headquarters has not moved, this was a postal change only initiated by the U.S. Postal Service.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of business acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

99.1	Text of Press Release dated August 3, 2007 titled “Omega Protein Reports 15 Cents Per Share Second Quarter Profit”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: August 3, 2007	/s/ John D. Held
John D. Held
Executive Vice President and General Counsel